DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                    OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                               MONTHLY OPERATING REPORT
                          FOR THE MONTH ENDING MAY 31, 1999

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

                                                    Document     Previously     Explanation
     Required attachments                           Attached       Submitted     Attached
     1.  Tax Receipts                                (   )           (   )          ( X )

     2.  Bank Statements                             ( X )           (   )          (   )

     3.  Most recently filed                         (   )           ( X )          (   )
         Income Tax Return

     4.  Most recent Annual Financial                (   )           ( X )          (   )
         Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

NOTE: THE COMPANY WAS GRANTED PERMISSION FROM HUGH WARD, U.S. TRUSTEES OFFICE, TO FILE THE APRIL 30, 1999 MONTHLY OPERATING REPORT AFTER THE MAY 20, 1999 DEADLINE BECAUSE OF TEMPORARY COMPUTER SYSTEM DELAYS.

RESPONSIBLE PARTY:


/s/ Larry Smith                                              Controller
--------------------------------------------                -------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE


Larry Smith                                                   6/24/99
--------------------------------------------                -------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE



PREPARER:


/s/ Larry Smith                                              Controller
--------------------------------------------                -------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE


Larry Smith                                                   6/24/99
--------------------------------------------                -------------
PRINTED NAME OF PREPARER                                         DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR:  BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-2


                              COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                    SECOND QUARTER


     ASSETS - SEE EXHIBIT 1                  MONTH         MONTH       MONTH
                                     -------------------------------------------
     1. CASH

     2. ACCOUNTS RECEIVABLE

     3. INVENTORY

     4. NOTES RECEIVABLE

     5. PREPAID EXPENSES

     6. OTHER (ATTACH LIST)

     7. TOTAL CURRENT ASSETS

     8. PROPERTY, PLANT & EQUIPMENT

     9. LESS ACCUMULATED
        DEPRECIATION/DEPLETION

     10. NET PROPERTY, PLANT &
         EQUIPMENT

     11. DUE FROM AFFILIATES & INSIDERS

     12. INTANGIBLES (ATTACH LIST)

     13. OTHER (ATTACH LIST)

     14. TOTAL ASSETS

     POSTPETITION LIABILITIES

     15. ACCOUNTS PAYABLE

     16. TAXES PAYABLE

     17. NOTES PAYABLE

     18. PROFESSIONAL FEES

     19. SECURED DEBT

     20. DUE TO AFFILIATES & INSIDERS

     21. OTHER (ATTACH LIST)

     22. TOTAL POSTPETITION
         LIABILITIES

     PREPETITION LIABILITIES

     23. SECURED DEBT

     24. PRIORITY DEBT

     25. UNSECURED DEBT

     26. OTHER (ATTACH LIST)

     27. TOTAL PREPETITION LIABILITIES

     28. TOTAL LIABILITIES

     EQUITY

     29. PREPETITION OWNERS' EQUITY

     30. POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)

     31. TOTAL EQUITY (DEFECIT)

     32. TOTAL LIABILITIES &
         OWNERS' EQUITY


DEBTOR:  BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS  ACCRUAL BASIS-3


                                   INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                 SECOND QUARTER


     REVENUES - SEE EXHIBIT 2                MONTH         MONTH       MONTH
--------------------------------------------------------------------------------
     1.  GROSS REVENUES

     2.  LESS:  RETURNS & DISCOUNTS

     3.  NET REVENUE

     COST OF GOODS SOLD

     4.  BEGINNING INVENTORY

     5.  ADD:  PURCHASES

     6.  LESS:  ENDING INVENTORY

     7.  TOTAL COST OF GOODS SOLD

     8.  GROSS PROFIT

     OPERATING EXPENSES

     9.  OFFICER/INSIDER COMPENSATION

     10. DIRECT LABOR/SALARIES

     11. PAYROLL TAXES

     12. RENT & LEASE EXPENSE

     13. INSURANCE

     14. DEPRECIATION/DEPLETION/AMORTIZATION

     15. GENERAL & ADMINISTRATIVE

     16. OTHER (ATTACH LIST)

     17. TOTAL OPERATING EXPENSE

     18. OPERATING INCOME

     OTHER INCOME & EXPENSES

     19. OTHER INCOME (ATTACH LIST)

     20. OTHER EXPENSES (ATTACH LIST)

     21. INTEREST EXPENSE

     22. OTHER (ATTACH LIST)

     23. NET OTHER INCOME & EXPENSES

     REORGANIZATION EXPENSES

     24. PROFESSIONAL FEES

     25. U.S. TRUSTEE FEES

     26. OTHER (ATTACH LIST)

     27. TOTAL REORGANIZATION EXPENSES

     28. INCOME TAX

     29. NET PROFIT (LOSS)


DEBTOR:  BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-4



                                                     BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974         ACCOUNT NO.:
                                                     ACCOUNT TYPE:
     CASH RECEIPTS AND                        MONTH       MONTH       MONTH
     DISBURSEMENTS - SEE EXHIBIT 3     -----------------------------------------
     1.  CASH-BEGINNING OF MONTH

                                  RECEIPTS

     2.  CASH SALES

     3.  COLLECTION OF ACCOUNTS RECEIVABLE

     4.  LOANS & ADVANCES (ATTACH LIST)

     5.  SALE OF ASSETS

     6.  OTHER (ATTACH LIST)

     7.  TOTAL RECEIPTS

     8.  TOTAL CASH AVAILABLE

                          CURRENT MONTH DISBURSEMENTS

    CHECK
    NUMBER        DATE                 PAYEE              PURPOSE     AMOUNT


























         TOTAL DISBURSEMENTS FROM BANK ACCOUNT

         END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-5



CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4

                      0 - 30 days old
                      31 - 60 days old
                      61 - 90 days old
                      91+ days old
                      TOTAL ACCOUNTS RECEIVABLE
                      AMOUNTS CONSIDERED UNCOLLECTIBLE
                      ACCOUNTS RECEIVABLE (NET)



AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
--------------------------------------------------------------------------------
                       0-30        31-60         61-90        91+
                       DAYS         DAYS        DAYS        DAYS          TOTAL
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE



STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
--------------------------------------------------------------------------------
                      BEGINNING   WITHHELD                 ENDING
                         TAX       AND/ OR     AMOUNT        TAX      DELINQUENT
                    LIABILITY*     ACCRUED      PAID       LIABILITY      TAXES
--------------------------------------------------------------------------------
FEDERAL
WITHHOLDING**
FICA-EMPLOYEE**
FICA-EMPLOYER**
UNEMPLOYMENT
INCOME
OTHER (ATTACH LIST)
TOTAL FEDERAL TAXES
STATE AND LOCAL
WITHHOLDING
SALES
EXCISE
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER (ATTACH LIST)
TOTAL STATE AND LOCAL
TOTAL TAXES


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-6


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                     MONTH:
-----------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
----------------------------------------------------------------------------------------------------
                                             ACCOUNT #1      ACCOUNT #2     ACCOUNT #3
----------------------------------------------------------------------------------------------------
A.  BANK:
B.  ACCOUNT NUMBER:                                                                           TOTAL
C.  PURPOSE (TYPE):
1.  BALANCE PER BANK STATEMENT
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
3.  SUBTRACT:  OUTSTANDING CHECKS
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
5.  MONTH END BALANCE PER BOOKS
6.  NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------
                                              DATE OF       TYPE OF          PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                    PURCHASE      INSTRUMENT         PRICE          VALUE
----------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11. TOTAL INVESTMENTS

-----------------------------------
CASH
-----------------------------------
12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-7


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-------------------------------------------------------------------------------
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF
NECESSARY.

                        INSIDERS - SEE EXHIBIT 8                                         CUMULATIVE
                                                                TYPE OF       AMOUNT      UNPAID
NAME                                           POSITION         PAYMENT        PAID       BALANCE
----------------------------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS

                      PROFESSIONALS - SEE EXHIBIT 9
                             TYPE           DATE OF COURT
                              OF           ORDER AUTHORIZING    AMOUNT       AMOUNT      TOTAL PAID
          NAME           PROFESSIONAL          PAYMENT         APPROVED        PAID       TO DATE
----------------------------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS

ADEQUATE PROTECTION PAYMENTS
                                              SCHEDULED         AMOUNTS
                                               MONTHLY           PAID         TOTAL
                                               PAYMENTS          DURING       UNPAID
NAME OF CREDITOR                                 DUE              MONTH    POSTPETITION
----------------------------------------------------------------------------------------------------


                        THE DEBTOR MADE NO ADEQUATE PROTECTION

                               PAYMENTS IN APRIL 1999.


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

QUESTIONNAIRE
                                                                                                     YES          NO
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                         X (a)
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                      X
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                        X
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                  X (b)
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                        X (c)
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                  X
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                    X
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                              X (d)
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X


     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debter sold certain assets, consisting prinicpally of inventory, accounts receivable and certain fixed assets to The Proctor and Gamble Company in accordance with "The Asset Purchase Agreement" previously approved and filed with the Court.

(b) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(c) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(d) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

INSURANCE                                                       YES            NO
1.   ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                    X
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                      X
3.   PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INSURANCE POLICIES - SEE EXHIBIT 10
       TYPE OF                                                    PAYMENT AMOUNT
       POLICY         CARRIER                 PERIOD COVERED        & FREQUENCY








DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                                      PERSONNEL
                                                                  FULL/PART TIME
                                                                  --------------
1.  Total number of employees at beginning of period                    194
2.  Number of employees hired during the period                           3
3.  Number of employees terminated or resigned during the period        127
4.  Total number of employees on payroll at end of period                70



                                  CHANGE OF ADDRESS


If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:__________________________

NEW ADDRESS:

                BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                        CONSOLIDATED BALANCE SHEET - UNAUDITED
                                  AS OF MAY 31, 1999
                                       ($000'S)

Current Assets:
   Petty cash                                                $            1
   Cash in bank                                                       4,299
   Accounts receivable                                                1,194
   Inventories                                                        1,101
   Prepaid expenses and other assets                                    103
                                                             --------------
   Current assets                                                     6,698

Plant and Equipment, net                                              3,723

Other Assets:
   Debt acquisition costs                                             1,096
   Prepaid promotional expenses                                         -
   Other assets                                                         287
                                                             --------------
   Total assets                                              $       11,804
                                                             --------------
                                                             --------------

Current Liabilities:
   Accounts payable (post-petition)                          $        1,736
   Accrued expenses (post-petition)                                   1,024
   Term loan note                                                       -
   Revolving loan                                                       -
                                                             --------------
   Current liabilities                                                2,760

Long Term Liabilities:
   Long-term debt (pre-petition)                                     12,319

Liabilities Subject to Compromise:
   Current maturities of long term debt and capital lease
     (pre-petition)                                                       9
   Accounts payable (pre-petition)                                    5,893
   Accrued expenses (pre-petition)                                    1,546
   Accrued loss on future purchase commitments (pre-petition)           -
   Allowance for operating losses of discontinued segment
     (pre-petition)                                                   1,828
                                                             --------------
   Liabilities subject to compromise                                  9,276

Minority interests                                                       50

Shareholders' Equity:
   Common stock                                                           1
   Additional paid-in capital                                       151,693
   Accumulated deficit in earnings                                 (163,845)
   Treasury stock                                                      (450)
                                                             --------------
   Total Shareholders' Equity                                       (12,601)
                                                             --------------
   Total Liabilities and Shareholders' Equity                 $      11,804
                                                             --------------
                                                             --------------


                                  Exhibit 1

                BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                      CONSOLIDATED INCOME STATEMENT - UNAUDITED
                           FOR THE MONTH ENDED MAY 31, 1999
                                       ($000'S)

Sales                                                         $         413
Cost of goods sold                                                      453
                                                             --------------
Gross profit                                                            (40)

Operating expenses
   Customer                                                               5
   Sales                                                                 67
   Distribution                                                         (27)
   Marketing                                                             30
   General administrative                                               676
   MIS administrative                                                    59
                                                             --------------
   Total operating expenses                                             810

Operating income (loss)                                                (850)

(Gain) loss on sale of assets                                           380
Interest expense                                                        -
(Gain) loss on purchase commitments                                     -
Other (income) expense                                                  -
                                                             --------------
Net income (loss)                                              $     (1,230)
                                                             --------------
                                                             --------------


                                  Exhibit 2

                BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                           FOR THE MONTH ENDED MAY 31, 1999
                                       ($000'S)

                                                                 4/30/99
                                                                 5/31/99
RECEIPTS:
   Lockbox                                                       $       32
   Credit Card                                                          -
   Other(a)                                                           2,308
                                                                 ----------
                                                                      2,340
DISBURSEMENTS:
   Green Coffee                                                         187
   Packaging & Flavoring                                                325
   Payroll & Benefits                                                 1,527
   Plant Overhead                                                        33
   Customer Expenses                                                    -
   Distribution Costs                                                    79
   Sales Costs                                                            8
   Marketing                                                            -
   Management Info. Systems                                               5
   Administrative                                                       165
   Professional Fees                                                    836
   Interest Expense & Bank Fees                                         -
   Slotting Fees                                                        -
   Capital Expenditures
                                                                 ----------
   Other                                                                445
                                                                 ----------
      Total Disbursements                                             3,610

Net Cash Flow Prior to Goldman Activity                              (1,270)
   Cash to Goldman                                                      -
   Cash from Goldman                                                    -
                                                                 ----------
Net Cash Flow                                                        (1,270)
Beginning Cash                                                        4,251
                                                                 ----------
   Ending Cash Before Float                                           2,981
   Outstanding Check Float                                            1,318
                                                                 ----------
Cash Ledger Balance per Bank                                     $    4,299
                                                                 ----------
                                                                 ----------
GOLDMAN DIP:
Beginning Balance                                                $      -
Drawdowns                                                               -
Paybacks                                                                -
                                                                 ----------
   Ending Balance                                                $      -
                                                                 ----------
                                                                 ----------

   (a)--Includes proceeds from the sale of certain assets to The Proctor & Gamble Company of $1,543K

                                  Exhibit 3

                BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                             AGING OF ACCOUNTS RECEIVABLE
                                  AS OF MAY 31, 1999
                                       ($000'S)

                        Past Due
            -------------------------------                         Allowance for      Net
0 - 30      30 - 60     60 - 90     Over 90     Total Accounts    Returns and Bad    Accounts
Days(a)      Days         Days        (a)         Receivable           Debts        Receivable
-------     -------     -------     -------     --------------    ---------------   ----------
$  1,012    $   181     $     -     $     -       $    1,193           $   -         $  1,193


Note:(a)--The receivable consists primarily of monies held in escrow related to the sale of certain assets to The Proctor and Gamble Company

                                  Exhibit 4

             BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                         Aging of Accounts Payable
                            As of May 31, 1999
                                 ($ 000's)

                                                                             TOTAL
                                                                            ACCOUNTS

0-30 DAYS          31-60 DAYS        61-90 DAYS         91+ DAYS(b)         PAYABLE
---------          ----------        ----------         -----------         -------

$     165          $       30        $       20         $       203         $   418 (a)

 Outstanding Checks, Chase Account No. 312-7934031-66                         1,318

 Outstanding Checks, FUNB Account No. 2079900003505                               -

                                                                            -------
 Total Accounts Payable                                                     $ 1,736
                                                                            -------
                                                                            -------

 NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)

(b)  Amounts over 90 consist primarily of 20% holdback on professional fees.





                                  Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          STATUS OF POST-PETITION TAXES
                               AS OF MAY 31, 1999
                                    ($000's)


                                                 AMOUNT
                              BEGINNING       WITHHELD OR      AMOUNT     ENDING TAX     DELINQUENT
                            TAX LIABILITY        ACCRUED        PAID      LIABILITY        TAXES
                            -------------     -----------     --------     ----------     ----------
FEDERAL
Withholding (a)                $    32.0       $      -       $  28.7      $     3.3           $  -
Unemployment (a)                     0.1              -           0.1              -              -
                               ---------       --------       -------      ---------           ----
   TOTAL FEDERAL                    32.1              -          28.8            3.3              -

STATE
Withholding (a)                      2.1              -           1.1            1.0              -
Unemployment (a)                     0.8              -           0.7            0.1              -
Income                               2.8              -             -            2.8              -
Property                           197.8              -          72.8          125.0              -
Sales                               77.7              -           0.7           77.0              -
Franchise (b)                      128.2              -             -          128.2              -
                               ---------       --------       -------      ---------           ----
   TOTAL STATE AND LOCAL           409.4              -          75.3          334.1              -
                               ---------       --------       -------      ---------           ----
   TOTAL TAXES                 $   441.5       $      -       $ 104.1      $   337.4           $  -
                               ---------       --------       -------      ---------           ----
                               ---------       --------       -------      ---------           ----


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                  Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                               AS OF MAY 31, 1999
                                     ($000'S)

                                            ----------------------------------------------------------------------------------
                                                ACCOUNT #1     ACCOUNT #2     ACCOUNT # 3       ACCOUNT #4      ACCOUNT #5
------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                          FUNB          CHASE           CHASE             FUNB            FUNB
                                            ----------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                           2000000482626                  312-7934031-66   2079900003505    2155300194336
                                            ----------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                             DEPOSITORY     DEPOSITORY       CHECKING         CHECKING         PAYROLL
------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                        $ -       $ (16.0)         $ 761.2            $ -         $ 764.5
------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                  0.0           0.0              0.0            0.0             0.0
------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                      0.0           0.0           (555.6)           0.0          (623.8)
------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                           0.0           0.0              0.0            0.0             0.0
------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                       $ -       $ (16.0)         $ 205.6            $ -         $ 140.7
------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                                   96152          88744            9674
------------------------------------------------------------------------------------------------------------------------------











                                       ----------------------------------------------------------------------------
                                            ACCOUNT #6       ACCOUNT #7     ACCOUNT #8     ACCOUNT #9   ACCOUNT #10
-------------------------------------------------------------------------------------------------------------------
A.  BANK:                                      FUNB             FUNB           FUNB       WELLS FARGO   WELLS FARGO
                                       ----------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                        2090000011463   2090000011450  2090000802410    337788970    4595852287    TOTAL
                                       ----------------------------------------------------------------------------
C.  PURPOSE (TYPE):                         DEPOSITORY       DEPOSITORY      CHECKING       CHECKING     PAYROLL
------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                 $ 9.3           $ 5.4          $ 3.6      $ 2,481.8       $ 289.6    $ 4,299.4
------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED             0.0             0.0            0.0            0.0           0.0    $       -
------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                 0.0             0.0            0.0          (34.8)       (104.0)   $(1,318.2)
------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                      0.0             0.0            0.0                          0.0    $       -
------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                $ 9.3           $ 5.4          $ 3.6      $ 2,447.0       $ 185.6    $ 2,981.2
------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------
                                           Outstanding Checks, Chase 312-7934031-66                                     555.6
                                          ------------------------------------------------------------------------------------
                                           Outstanding Checks, FUNB 2079900003505                                         0.0
                                          ------------------------------------------------------------------------------------
                                           Month End Balance Per Books                                               $3,536.8
                                          ------------------------------------------------------------------------------------

NOTES:

FUNB -  First Union National Bank

                                  Exhibit 7

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                           DISTRIBUTIONS TO INSIDERS
                                   MAY, 1999

                                        Director's                                       Other                             Total
                        Salary (a)         Fees          Bonus        Severance       Expense (b)    Auto      401(K)    Payments
                        ----------      ----------      -----        ---------       -----------     ----      ------    --------
DIRECTORS:

Aburdene, Elias         $       -       $        -      $   -        $    -          $      -        $  -      $    -    $       -
Bolduc, J.P.                    -                -          -             -                 -           -           -            -
Moore, James                    -                -          -             -                 -           -           -            -
Rudy, Ray                       -                -          -             -                 -           -           -            -

OFFICERS:
Breen, Donald             429,675                -          -             -             3,205           -         240      433,120
Bilmes, Barry             157,685                -          -             -             1,542           -         144      159,371
Pennington, Linda          10,096                -          -             -                 -           -           -       10,096
Davis, Eric                58,143                -          -             -               708           -         108       58,959

                                -                -          -             -                 -           -           -            -
                        ----------------------------------------------------------------------------------------------------------
                        $ 655,599       $        -      $   -        $    -          $  5,455        $  -      $  492    $ 661,546
                        ----------------------------------------------------------------------------------------------------------
                        ----------------------------------------------------------------------------------------------------------

NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.

(b) Meals, travel expenses, etc.


                                  Exhibit 8

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         PAYMENTS TO PROFESSIONALS (a)
                                   MAY, 1999


               NAME                                                   TOTAL
               ----                                                   -----
Weil, Gotshal & Manges, LLP                                        $  296,837

Bernard A. Katz                                                        86,358

Logan                                                                   7,099

White & Case, LLP                                                      92,960

PricewaterhouseCoopers, LLP                                           199,805

Brownstein, Hyatt, Farber & Strickland, P.C.                          103,958

Richard, Layton & Finger, P.A.                                         22,809

The Bayard Firm                                                        26,238

Edwards, Ballard, Sturm, Clark & Keim, P.A.                               471
                                                                   ----------
                                                                   $  836,535
                                                                   ----------
                                                                   ----------

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

                                  Exhibit 9

                         BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                         INSURANCE POLICIES
                                         AS OF MAY 30, 1999


       TYPE OF POLICY               TERM               CARRIER             ANNUAL PREMIUM        FREQUENCY
       --------------               ----               -------             --------------        ---------
Package                        7/1/98-6/30/99    Royal & Sun Alliance           $ 158,445        Monthly
TX Auto                        7/1/98-6/30/99    Royal & Sun Alliance           $  19,166        Monthly
Foreign Liability              7/1/98-6/30/99    Royal & Sun Alliance           $   2,500        Monthly
Workers' Compensation          7/1/98-6/30/99    Royal & Sun Alliance           $ 199,875        Monthly
CA Worker's Compensation       7/1/98-6/30/99    Royal & Sun Alliance           $  24,673        Monthly
Umbrella - $10 million         7/1/98-6/30/99    Royal & Sun Alliance           $  20,042        Monthly
Umbrella - $15 million         7/1/98-6/30/99    Royal & Sun Alliance           $  15,500        Annually
Directors and Officers         4/26/99-8/31/99   National Union                 $ 120,000        Periodic


                                  Exhibit 10

                    OFFICE OF THE U.S. TRUSTEE - REGION 3


During the ordinary course of business each year, the company files in excess of forty income and franchise tax returns, 260 payroll tax returns and 500 sales and use tax returns. Management believes it is current on all of these filings and post-petition taxes payable.




/s/ Larry Smith

Larry Smith
Controller